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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 11, 2004


                               TEAM HEALTH, INC.
               (Exact Name of Registrant As Specified In Charter)


          TENNESSEE                  333-80337                62-1562558
(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)


                     1900 WINSTON ROAD, KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)


                                 (865) 693-1000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.  FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

On November 11, 2004, the Company issued a press release announcing its financial results for the third quarter of 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

      (c) Exhibits. The following exhibit is being furnished as part of this Report.

            Exhibit 99.1 Press release reporting financial results for the third quarter of 2004, dated November 11, 2004.
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEAM HEALTH, INC.
                                         (Registrant)


                                         /s/ Robert J. Abramowski
                                         ------------------------------------
Date: November 11, 2004                  Robert J. Abramowski
                                         Executive Vice President of Finance and
                                         Administration


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                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------
99.1              Press release reporting financial results for the third
                  quarter of 2004, dated November 11, 2004


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